Exhibit 99.2
Q4 ‘22 & FY ‘22 EARNINGS RESULTS

2 Forward-Looking Statements and Other Matters This presentation may contain forward-looking statements. All statements other than statements of historical fact are forward-looking statements. These forward-looking statements can be identified by the use of words such as “illustrative”, “representative”, “expect”, “plan”, “will”, “estimate”, “project”, “intend”, “believe”, and other similar expressions that do not relate to historical matters. These forward-looking statements reflect the Company’s current views about future events, and are subject to numerous known and unknown risks, uncertainties, assumptions and changes in circumstances that may cause the Company’s actual results to differ significantly from those expressed in any forward-looking statement. The Company does not guarantee that the transactions and events described will happen as described (or that they will happen at all). The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements: (1) the ability to consummate the announced transactions on the expected terms and within the anticipated time periods, or at all, which is dependent on the parties’ ability to satisfy certain closing conditions, including the approval of SAFE’s and STAR’s stockholders, completion of the Spin-Off, sales of assets and other factors; (2) any delay or inability of New Safehold and/or SpinCo to realize the expected benefits of the transactions; (3) changes in tax laws, regulations, rates, policies or interpretations; (4) the value of New Safehold shares to be issued in the transaction; (5) the value of SpinCo's shares and liquidity in SpinCo's shares; (6) the risk of unexpected significant transaction costs and/or unknown liabilities; (7) potential litigation relating to the proposed transactions; (8) the impact of actions taken by significant stockholders; (9) the potential disruption to STAR’s or SAFE’s respective businesses of diverted management attention, and the unanticipated loss of key members of senior management or other employees, in each case as a result of the announced transactions; (10) general economic and business conditions that could affect New Safehold and SpinCo following the transactions; (11) market demand for ground lease capital; (12) the Company’s ability to source new ground lease investments; (13) the availability of funds to complete new ground lease investments; (14) risks that the rent adjustment clauses in the Company's leases will not adequately keep up with changes in market value and inflation; (15) risks associated with certain tenant and industry concentrations in our portfolio; (16) conflicts of interest and other risks associated with the Company's external management structure and its relationships with iStar and other significant investors; (17) risks associated with using debt to fund the Company’s business activities (including changes in interest rates and/or credit spreads, the ability to source financing at rates below the capitalization rates of our assets, and refinancing and interest rate risks); (18) risks that tenant rights in certain of our ground leases will limit or eliminate the Owned Residual Portfolio realizations from such properties; (19) general risks affecting the real estate industry and local real estate markets (including, without limitation, the potential inability to enter into or renew ground leases at favorable rates, including with respect to contractual rate increases or participating rent); (20) dependence on the creditworthiness of our tenants and their financial condition and operating performance; (21) the war in Ukraine and escalating geopolitical tensions as a result of Russia’s invasion of Ukraine; and (22) competition from other ground lease investors and risks associated with our failure to qualify for taxation as a REIT, as amended. Please refer to the section entitled “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2022 and any subsequent reports filed with the Securities and Exchange Commission (SEC) for further discussion of these and other investment considerations. The Company expressly disclaims any responsibility to update or revise forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. This presentation also contains modeling and information relating to potential inflation, which are presented for illustrative purposes only, and are not guarantees or otherwise necessarily indicative of future performance. In addition, this presentation contains certain figures, projections and calculations based in part on management’s underlying assumptions. Management believes these assumptions are reasonable; however, other reasonable assumptions could provide differing outputs. Important Note re COVID-19: Readers of this presentation are cautioned that, due to the possibility that the COVID-19 pandemic will have a delayed adverse impact on our financial results, along with the uncertainty created by the pandemic, our results for the period may not be indicative of future results. Similarly, our Rent Coverage and Unrealized Capital Appreciation as of December 31, 2022 may to decline with respect to certain properties in future periods due to the continuing impact of the pandemic and the fact that certain metrics that we report and monitor may not reflect the full effects of the pandemic as of their dates of determination. Readers are urged to read our Annual Report on Form 10-K for the year ended December 31, 2022 when it is filed with the SEC for a more fulsome discussion of our quarterly results, including the "Management's Discussion and Analysis of Financial Condition and Results of Operations" section included therein. Note: Please refer to the Glossary at the end of this presentation for a list of defined terms and metrics. Everything as of 12/31/22 unless otherwise noted.

3 Forward-Looking Statements and Other Matters Inflation Adjusted Yield / CPI Adjustments: Safehold ™ originated ground leases typically include a periodic rent increase based on prior years cumulative CPI growth with the initial lookback year generally starting between lease year 11 and 21. These CPI lookbacks are generally capped between 3.0% - 3.5% per annum compounded. In the event cumulative inflation growth for the lookback period exceeds the cap, the excess is not captured by the CPI lookback. Other forms of inflation capture include fair market value resets and percentage rent, typically for acquired ground leases. 84% of our portfolio as determined by cash rent has some form of a CPI lookback and 95% of our portfolio as determined by cash rent has some form of inflation capture. For Inflation Adjusted Yield calculation assumes current FRED 30-yr Breakeven Inflation Rate of 2.24% annually. (Federal Reserve Bank of St. Louis, 30-year Breakeven Inflation Rate, retrieved from FRED, Federal Reserve Bank of St. Louis; https://fred.stlouisfed.org/series/T30YIEM, February 13, 2023) Rent Coverage / Property NOI: The Company uses estimates of the stabilized Property NOI if it does not receive current tenant information or if the properties are under construction/in transition. These estimates are based on leasing activity at the property, third property appraisals and available market information, such as leasing activity at comparable properties in the relevant market. Additional Information and Where You Can Find It In connection with the proposed transactions, STAR has filed with the SEC a registration statement on Form S-4 on December 16, 2022 that includes a joint proxy statement of STAR and SAFE and that also constitutes a prospectus for the shares of STAR Common Stock being issued to SAFE’s stockholders in the proposed Merger. In addition, SpinCo filed with the SEC a Form 10 registration statement on February 3, 2023 that will register its common shares. STAR, SAFE and SpinCo also may file other documents with the SEC regarding the proposed transactions. This document is not a substitute for the joint proxy statement/prospectus or Form 10 registration statement or any other document which STAR, SAFE or SpinCo have filed or may file with the SEC. INVESTORS AND SECURITY HOLDERS OF STAR AND SAFE, AS APPLICABLE, ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS, THE FORM 10 REGISTRATION STATEMENT AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTIONS AND RELATED MATTERS. Investors and security holders may obtain free copies of the joint proxy statement/prospectus and the Form 10 registration statement and other documents filed with the SEC by STAR, SAFE and SpinCo through the web site maintained by the SEC at www.sec.gov or by contacting the investor relations departments of STAR or SAFE at the following: This document is for informational purposes only and shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. This document is not a substitute for the prospectus or any other document that STAR, SAFE or SpinCo have filed or may file with the SEC in connection with the proposed transactions. No offering of securities shall be made, except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended. Participants in the Solicitation STAR, SAFE and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed transactions. Information regarding STAR’s directors and executive officers, including a description of their direct interests, by security holdings or otherwise, is contained in STAR’s definitive proxy statement for its 2022 annual meeting, which is on file with the SEC. Information regarding SAFE’s directors and executive officers, including a description of their direct interests, by security holdings or otherwise, is contained in SAFE’s definitive proxy statement for its 2022 annual meeting, which is filed with the SEC. A more complete description is included or incorporated by reference in the registration statement on Form S-4, the joint proxy statement/prospectus and the Form 10 registration statement. iStar, Inc. 1114 Avenue of the Americas 39th Floor New York, NY 10036 Attention: Investor Relations Safehold, Inc. 1114 Avenue of the Americas 39th Floor New York, NY 10036 Attention: Investor Relations Investor Relations Contact Pearse Hoffmann 212.930.9400 investors@safeholdinc.com

4 $1.3B Closed and Signed PSAs in Q3’19 FY ‘22 Highlights Internalizes Management and Improves Governance Increasing Scale and Strength $1.4b Aggregate Cost Basis(1) $10.5b Total Portfolio Estimated UCA at 12/31/22 26 New Ground Leases $2.0b Caret Valuation Based on Most Recent Commitment(2) $1.2b Cash & Credit Facility Availability(3) Positioned for Growth in 2023 Growing Scale in 2022 SAFE x STAR: Transformative Transaction $934m Equity and Debt Capital Raised in 2022 Note: Refer to Appendix for Unrealized Capital Appreciation Details, Portfolio Reconciliation and Glossary for more details. (1) Investments in 2022 include $257m of forward commitments that have not yet been funded as of 12/31/22. There can be no assurance that Safehold will fully fund these transactions.. (2) In August 2022, MSD committed to buy 1.0% of the total outstanding Caret Units with no redemption rights contingent on the closing of the business combination and subject to Safehold shareholders’ consent to certain CARET modifications. In November 2022, certain other investors committed to buy an aggregate of 22,500 Caret Units on the same terms and conditions. (3) Based on cash & cash equivalents and unused capacity of the unsecured revolving credit facility as of 12/31/22 plus $500m additional unsecured revolving credit facility closed post quarter-end. Creates Go-Forward Operating Synergies Improves Equity and Debt Capital Access

5 Investment Activity $79m Originations(1) 3 ground lease transactions All multifamily 3 unique markets 1 new client, 2 repeat clients 7.0% w.a. Inflation Adjusted Yield(2) • 6.9% with 0% inflation 34% w.a. GLTV(3) 2.3x w.a. Rent Coverage(3) Note: Please see the “Important Note re COVID-19” in the front of this presentation for a statement about metrics this quarter. Refer to Appendix for Portfolio Reconciliation and Glossary for more details. (1) Investments in Q4 ‘22 include $52m of new forward commitments that have not yet been funded (such funding commitments are subject to certain conditions). There can be no assurance that Safehold will fully fund these transactions. (2) Safehold ™ originated ground leases typically include a periodic rent increase based on prior years’ cumulative CPI growth with the initial lookback year generally starting between lease year 11 and 21. These CPI lookbacks are generally capped between 3.0% - 3.5% per annum compounded. In the event cumulative inflation growth for the lookback period exceeds the cap, the excess is not captured by the CPI lookback. Other forms of inflation capture include fair market value resets and percentage rent, typically for acquired ground leases. All our investments this quarter as determined by cash rent has some form of a CPI lookback. Assumes current FRED 30-yr Breakeven Inflation Rate of 2.24% annually. (Federal Reserve Bank of St. Louis, 30-year Breakeven Inflation Rate, retrieved from FRED, Federal Reserve Bank of St. Louis; https://fred.stlouisfed.org/series/T30YIEM, February 13, 2023) (3) The Company uses estimates of the stabilized Property NOI if it does not receive current tenant information or if the properties are under construction/in transition. These estimates are based on leasing activity at the property, third party appraisals and available market information, such as leasing activity at comparable properties in the relevant market. Origination Metrics $68m Fundings Quarterly Activity $27m Funded $52m Unfunded $41m Funding Prior Investments $27m New Investments

6 Note: Please see the “Important Note re COVID-19” in the front of this presentation for a statement about metrics this quarter. Pictures of properties that are currently under development are presented as renderings. (1) The portfolio is presented using Aggregate Gross Book Value. As of 12/31/22, the portfolio included $308m of forward commitments that have not yet been funded (such funding commitments are subject to certain conditions). There can be no assurance Safehold will fully fund these transactions. Portfolio Growth 18x Growth Since IPO(1) Q4 ’22 Investments $0.3b $0.9b $2.7b $3.2b $4.8b $6.2b IPO (6/22/2017) Q4 '18 Q4 '19 Q4 '20 Q4 '21 Q4'22

7 Earnings Results Quarterly Results Annual Results Note: Please refer the “Earnings Reconciliation” section of the Appendix for more information with regard to the calculation of net income attributable to Safehold Inc. common shareholders excluding merger & Caret related costs and non-recurring gains for the period. (1) Merger and Caret related costs were $3.2m in Q4 ’22, $9.4m FY ’22 and $0.1m FY ’21 from legal, tax, accounting and miscellaneous. (2) Non-recurring gains include $46.4m gain on sale of Net Investment in Lease (net of Caret distribution) in Q3 ’22 and $1.8m selling profit from sales-type leases in Q3 ’21. Q4 ‘22 Q4 ‘21 Y/Y Growth FY ‘22 FY ‘21 Y/Y Growth Revenue $73.4m $52.0m 41% $270.3m $187.0m 45% GAAP $21.8m $21.3m 2% $135.4m $73.1m 85% Excluding Merger & Caret Related Costs(1) and Non-Recurring Gains(2) $25.0m $21.3m 17% $98.5m $71.4m 38% GAAP $0.35 $0.38 -7% $2.21 $1.35 64% Excluding Merger & Caret Related Costs(1) and Non-Recurring Gains(2) $0.40 $0.38 7% $1.61 $1.32 22% Net Income Attributable to Safehold Inc. common shareholders Earnings Per Share

Inflation Captured Cash Flows

(Current Portfolio Gross Book Value: $5,876m)

CPI Lookbacks continue periodically through the life of the lease, which can provide meaningful inflation capture unlike the long-term fixed-rate bonds we benchmark against.[1]

In-Place with 0% Inflation

Annualized Cash Yield

3.4%

($192m Annualized In-Place Cash Rent)

Annualized Yield

5.1%

($301m Annualized In-Place Net Rent)

Including Contractual Inflation Capture

2.0% Inflation

5.6%

Inflation Adjusted Yield

2.24% Inflation

5.7%

Inflation Adjusted Yield

Current FRED Breakeven Inflation Rate [2]

3.0% Inflation

6.2%

Inflation Adjusted Yield

Note: Refer to the Glossary in the Appendix for yield calculations and additional details.

(1) Safehold™ originated ground leases typically include a periodic rent increase based on prior years' cumulative CPI growth with the initial lookback year generally starting between lease year 11 and 21. These CPI lookbacks are generally capped between 3.0% - 3.5% per annum compounded. In the event cumulative inflation growth for the lookback period exceeds the cap, the excess is not captured by the CPI lookback. Other forms of inflation capture include fair market value resets and percentage rent, typically for acquired ground leases. 84% of our portfolio as determined by cash rent has some form of a CPI lookback and 95% of our portfolio as determined by cash rent has some form of inflation capture.

(2) Federal Reserve Bank of St. Louis, 30-year Breakeven Inflation Rate, retrieved from FRED, Federal Reserve Bank of St. Louis; https://fred.stlouisfed.org/series/T30YIEM, February 13, 2023.

8

9 Portfolio Metrics (Current Portfolio Gross Book Value: $5,876m) Note: Please see the “Important Note re COVID-19” in the front of this presentation for a statement about metrics this quarter. (1) The Company uses estimates of the stabilized Property NOI if it does not receive current tenant information or if the properties are under construction/in transition. These estimates are based on leasing activity at the property, third party appraisals and available market information, such as leasing activity at comparable properties in the relevant market. Property Type Lease Term W.A. Rent Coverage 3.9x W.A. GLTV 40% Credit Metrics(1) Office 45% (36 Assets) Multifamily 36% (69 Assets) Hotel 12% Life Science (16 Assets) 4% (5 Assets) Mixed Use & Other 3% (5 Assets) Underlying Property (131 Assets) >60 yrs 94% <20 yrs 4% 20-60 yrs 2% Lease Term Remaining w/ Ext. (W.A. 93 Years)

10 Geographic Breakdown (Current Portfolio Gross Book Value $5,876m) Detroit Milwaukee Central 3% (6 assets) Minneapolis Nashville West 26% (37 assets) Southwest 6% (14 assets) Southeast 13% (30 assets) Northeast 39% (22 assets) Mid-Atlantic 13% (22 assets) Washington, D.C. Philadelphia Atlanta Raleigh-Durham Orlando Tampa Sarasota Miami Austin Dallas San Antonio Los Angeles San Francisco San Jose Portland Seattle Honolulu Salt Lake City New York Phoenix San Diego Denver Jacksonville Houston Chicago Boston Sacramento Baltimore

11 Pro-Rata Held by JVs $272m Unsecured Revolver $690m Unsecured Notes $1,377m Non-Recourse Secured $1,498m Total $3.8b (1) Includes $500m additional unsecured revolving credit facility closed post quarter-end. (2) Excludes outstanding borrowings under the Company’s unsecured revolving credit facility. (3) Based on SAFE closing share price of $32.77 on February 13, 2023. (4) Outlook changed post quarter end. Capital Structure Interest Rates and Spreads(2) Q4 ’22 Annualized Yield 5.1% Effective Interest Rate 3.7% Effective spread 138 bps Annualized Cash Yield 3.4% Cash Interest Rate 3.2% Cash spread 17 bps Debt and Liquidity Metrics Q4 ’22 Total debt $3,837m Total book equity $2,146m Equity market cap(3) $2,045m Total debt / book equity 1.8x Total debt / equity market cap 1.9x Unencumbered assets $3,360m Cash & credit facility availability $1,180m(1) Debt Overview Baa1 Moody’s (Positive Outlook) ($1,160m remaining capacity)(1) 24 year w.a. maturity(2) Capital and Credit Ratings BBB+ Fitch (Positive Outlook(4)) $500m Incremental Unsecured Revolver Post Quarter-End ($1.85b total revolving credit facilities)

12 $10.5b $8.1b $5.5b $4.8b $1.8b $0.4b IPO Q4 '18 Q4 '19 Q4 '20 Q4 '21 Q4 '22 Estimated Unrealized Capital Appreciation 78% CAGR Since IPO 13.2m Sq. Ft. Total Square Feet: 33.2m 3.8m Sq. Ft. +$16m in Q4 ’22 Office (1) Note: Please see the “Important Note re COVID-19” in the front of this presentation for a statement about metrics this quarter. Please see “Unrealized Capital Appreciation Details” in the Appendix for more information. (1) Square footage and total units/keys are based on information provided by the building owners, public records, broker reports and other third-party sources and are based on the primary usage of the building. No assurance can be made to the accuracy of these figures. Hotel 14.9m Sq. Ft. 0.7m Sq. Ft. Life Science 0.7m Sq. Ft. Mixed Use & Other (16.5k Units) (5.1k Keys) Multifamily

2022 Caret Updates

- Investment Rounds
  - Series A Round: In Q1 '22, 6 investors purchased or committed to purchase 1.37% of the then-authorized units for an aggregate $24.0m at a $1.75b valuation with redemption option(1)
  - Series B Round: In Q3 '22, MSD Partners committed to purchase 1.0% of the then-authorized units for an aggregate $20.0m at a $2.0b valuation with no redemption option(2)
    - 3 participants from Series A Round committed under same terms as MSD with no redemption feature for an aggregate $4.5m
- Proposed Amendments Promote Alignment and Provide Clarity(3)
  - Safehold to own minimum 51% of units
  - Authorized units increased from 10m to 12m
  - Clear separation of 'bond economics' and 'capital appreciation economics'
  - Senior management will be re-vesting 25% of their current vested Caret units


Safehold
(NYSE: SAFE)
100%
~82%
GL Units
(Rent Stream plus Original Cost Basis and certain other cash flows)
Caret Units
(Capital Appreciation above Original Cost Basis under specified circumstances)
~15%
~3%
Employees 2018 Incentive Plan
Series A Round Investors(4)
MSD Partners(2)
3 Investors from Series A Round(2)

Note: Ownership percentage is based on outstanding Caret units.
(1) We are obligated to seek to provide a public market listing for the Caret Units by Q1'24. If we are unable to achieve a public market liquidity event at a valuation not less than the purchase price for the Series A Caret Units, reduced by an amount equal to the amount of subsequent cash distributions on such units, then investors in the initial round will have the option to cause the redemption of their Series A Caret Units at their original purchase price as so reduced.
(2) Concurrent with and subject to the closing of the business combination and subject to Safehold shareholders' consent to certain CARET modifications.
(3) Amendment subject to shareholder vote.
(4) Including commitment to purchase 28,571 units.

13

14 APPENDIX

15 Caret Timeline May ’19: Management incentive plan(4) approved by shareholders, requiring management to deliver significant share price appreciation Feb ’22: Outside investors participate in Series A round(3) (1) Reached 100 transaction milestone in Q4 ’21, enhancing diversification. (2) Increased UCA from $1.6b to $10.5b from Q3 ’18 to Q4 ’22. (3) We are obligated to seek to provide a public market listing for the Caret Units by Q1’24. If we are unable to achieve a public market liquidity event at a valuation not less than the purchase price for the Series A Caret Units, reduced by an amount equal to the amount of subsequent cash distributions on such units, then investors in the initial round will have the option to cause the redemption of their Series A Caret Units at their original purchase price as so reduced. (4) Management was granted up to 15% of the then-authorized Caret units under this plan. (5) Concurrent with and subject to the closing of the business combination and subject to Safehold shareholders’ consent to certain CARET modifications. Aug ’22: MSD Partners commitment to Series B round(5) 2H ’18: Formed a subsidiary called “Caret” designed to help recognize the value of the capital appreciation above Cost Basis. Employee performance-based incentive plan created +$8.9b UCA(2) 100+ Assets(1) Nov ’22: 3 participants from Series A round committed under same terms and timing as MSD(5) Appendix

16 Income Statements Appendix Note: Figures in thousands except for per share amounts. 2022 2021 2022 2021 Revenues: Interest income from sales-type leases $56,244 $35,580 $202,258 $118,824 Operating lease income 16,892 16,300 66,817 67,667 Other income 234 133 1,238 523 Total revenues $73,370 $52,013 $270,313 $187,014 Costs and expenses: Interest expense $37,919 $22,448 $128,969 $79,707 Real estate expense 838 624 3,110 2,663 Depreciation and amortization 2,398 2,402 9,613 9,562 General and administrative 9,411 7,366 38,614 28,753 Other expense 3,412 128 10,189 868 Total costs and expenses $53,978 $32,968 $190,495 $121,553 Gain on sale of Net Investment in Lease - - $55,811 - Income from operations before other items $19,392 $19,045 $135,629 $65,461 Loss on early extinguishment of debt - - - (216) Earnings from equity method investments 2,283 2,267 9,055 6,279 Selling profit from sales-type leases - - - 1,833 Net income $21,675 $21,312 $144,684 $73,357 Net (income) loss attributable to noncontrolling interests 120 (33) (9,261) (234) Net income attributable to Safehold Inc. common shareholders $21,795 $21,279 $135,423 $73,123 Weighted avg. share count (basic) 62,340 56,599 61,170 54,167 Weighted avg. share count (diluted) 62,340 56,612 61,170 54,180 Earnings per share (basic & diluted) $0.35 $0.38 $2.21 $1.35 For the three months ended December 31, For the years ended December 31,

17 Balance Sheets Appendix Note: Figures in thousands. As of December 31, 2022 As of December 31, 2021 Assets: Net investment in sales-type leases $3,106,599 $2,412,716 Ground Lease receivables 1,374,716 796,252 Real estate: Real estate, at cost 740,971 740,971 Less: accumulated depreciation (34,371) (28,343) Real estate, net 706,600 712,628 Real estate-related intangible assets, net 217,795 224,182 Total real estate, net and real estate-related intangible assets, net 924,395 936,810 Equity investments in Ground Leases 180,388 173,374 Cash and cash equivalents 20,066 29,619 Restricted cash 28,324 8,897 Deferred operating lease income receivable 148,870 117,311 Deferred expenses and other assets, net 67,564 40,747 Total assets $5,850,922 $4,515,726 Liabilities: Accounts payable, accrued expenses, and other liabilities $100,357 $67,592 Real estate-related intangible liabilities, net 64,591 65,429 Debt obligations, net 3,521,359 2,697,503 Total liabilities $3,686,307 $2,830,524 Redeemable noncontrolling interests $19,011 - Equity: Safehold Inc. shareholders' equity: Common stock $624 $566 Additional paid-in capital 1,986,417 1,663,324 Retained earnings 151,226 59,368 Accumulated other comprehensive loss 3,281 (40,980) Total Safehold Inc. shareholders' equity $2,141,548 $1,682,278 Noncontrolling interests $4,056 $2,924 Total equity $2,145,604 $1,685,202 Total liabilities, redeemable noncontrolling interests and equity $5,850,922 $4,515,726

18 Portfolio Reconciliation Appendix Note: Figures in millions. Figures in the reconciliation table may not foot due to rounding. IPO (6/22/17) 12/31/18 12/31/19 12/31/20 12/31/21 12/31/22 Net investment in Sales-Type Leases - - $985 $1,306 $2,413 $3,107 Ground Lease receivables - - 397 $577 $796 $1,375 Pro-rata interest in Ground Leases held as equity method investments - - 340 $345 $441 $445 Real estate, net (Operating Leases) $265 $660 $672 $730 $713 $707 Add: Accumulated depreciation 1 10 16 22 28 34 Add: Lease intangible assets, net 123 263 243 242 224 218 Add: Accumulated amortization 1 9 16 23 29 36 Add: Other assets - - 24 23 22 21 Less: Lease intangible liabilities, net (51) (58) (57) (66) (65) (65) Less: Noncontrolling interest - (2) (2) (2) (2) (2) Gross Book Value $339 $883 $2,634 $3,201 $4,599 $5,876 Add: Forward Commitments - 64 81 19 166 308 Aggregate Gross Book Value $339 $947 $2,715 $3,219 $4,764 $6,184 Less: Accruals to net investment in leases and ground lease receivables - - (7) (42) (101) (176) Aggregate Cost Basis $339 $947 $2,708 $3,177 $4,664 $6,008 Less: Forward Commitments - (64) (81) (19) (166) (308) Cost Basis $339 $883 $2,627 $3,159 $4,498 $5,700

19 Earnings Reconciliation Appendix Note: Figures in millions except for per share amounts. Net income attributable to Safehold Inc. common shareholders excluding merger & Caret related costs and non-recurring gains is a non-GAAP metric used internally as a supplemental performance measure adjusting for certain extraordinary items to give management and investors a view of net income more directly derived from operating activities in the period in which they occur. Net income attributable to Safehold Inc. common shareholders excluding merger & Caret related costs and non-recurring gains for the period is calculated as net income (loss) attributable to common shareholders, prior to the effect of non-recurring gains, and charges related to the merger and administration of Caret, all as adjusted to exclude the impact of gains and charges allocable to noncontrolling interests. It should be examined in conjunction with net income (loss) attributable to common shareholders as shown in our consolidated statements of operations. It should not be considered as an alternative to net income (loss) attributable to common shareholders (determined in accordance with generally accepted accounting principles in the United States of America (“GAAP”)). This metric may differ from the calculations of similarly-titled measures used by other companies. 2022 2021 2022 2021 Net income attributable to Safehold Inc. common shareholders $21,795 $21,279 $135,423 $73,123 Less: Gain on sale of Net Investment in Lease - - (55,811) - Less: Selling profit from sales-type leases - - - (1,833) Add: Merger & Caret related costs 3,322 6 9,764 107 Net income excluding merger & Caret related costs and non-recurring gains for the period $25,117 $21,285 $89,376 $71,397 Impact attributable to noncontrolling interests ($154) - $9,125 - Net income attributable to Safehold Inc. common shareholders excluding merger & Caret related costs and non-recurring gains for the period $24,964 $21,285 $98,502 $71,397 Weighted average number of common shares - Basic 62,340 56,599 61,170 54,167 Weighted average number of common shares - Diluted 62,340 56,612 61,170 54,180 Basic EPS excluding merger & Caret related costs and non-recurring gains for the period $0.40 $0.38 $1.61 $1.32 Diluted EPS excluding merger & Caret related costs and non-recurring gains for the period $0.40 $0.38 $1.61 $1.32 For the three months ended December 31, For the years ended December 31,

20 Unrealized Capital Appreciation Details Appendix Refer to the Glossary in the Appendix for a definition of Owned Residual Portfolio, Unrealized Capital Appreciation (“UCA”), and “Combined Property Value” (“CPV”). SAFE relies in part on CBRE’s appraisals of the CPV of our portfolio in calculating UCA. SAFE may utilize management’s estimate of CPV for ground lease investments recently acquired that CBRE has not yet appraised. For construction deals, CPV represents the cost to build inclusive of the land. CPV is a hypothetical value of the as-improved subject property, based on an assumed ownership structure different from the actual ownership structure. CPV does not take into account the in-place Ground Lease or other contractual obligations and is based on the hypothetical condition that the property is leased at market rent at stabilized levels, where applicable, as of the valuation date, without consideration of any costs to achieve stabilization through lease up and associated costs. In determining the CPV of each property, CBRE has utilized the sales comparison approach, based on sales of comparable properties, adjusted for differences, and the income capitalization approach, based on the subject property’s income-producing capabilities. The assumptions applied to determine values for these purposes vary by property type and are selected for use based on a number of factors, including information supplied by our tenants, market data and other factors. We currently intend that the CPV associated with each Ground Lease in our portfolio will be valued approximately every 12 calendar months and no less frequently than every 24 months. The calculation of the estimated UCA in our Owned Residual Portfolio is subject to a number of limitations and qualifications. We do not typically receive full financial statements prepared in accordance with U.S. GAAP for the commercial properties being operated on the land subject to our Ground Leases. In some cases, we are prohibited by confidentiality provisions in our Ground Leases from disclosing information that we receive from our tenants to CBRE. Additionally, we do not independently investigate or verify the information supplied by our tenants, but rather assume the accuracy and completeness of such information and the appropriateness of the accounting methodology or principles, assumptions, estimates and judgments made by our tenants in providing the information to us. Our calculation of UCA in our Owned Residual Portfolio is not subject to U.S. GAAP and will not be subject to independent audit. We conduct rolling property valuations; therefore, our estimated UCA and CPV may not reflect current market conditions and may decline materially in the future. There can be no assurance that we will realize any incremental value from the UCA in our Owned Residual Portfolio or that the market price of our common stock will reflect any value attributable thereto. We will generally not be able to realize value from UCA through near term transactions, as properties are leased to tenants pursuant to long-term leases. For more information on UCA, including additional limitations and qualifications, please refer to our Current Report on Form 8-K filed with the SEC on February 14, 2023 and “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2022, as updated from time to time in our subsequent periodic reports, filed with the SEC. We formed a subsidiary called Caret Ventures LLC that is structured to track and capture UCA to the extent UCA is realized upon sale of our land and Ground Leases or certain other specified events. Under a shareholder-approved plan, management was granted up to 15% of the total authorized Caret units, some of which remains subject to time-based vesting. See our 2021 proxy statement for additional information on the long-term incentive plan. We announced on February 15, 2022 that we sold 108,571 Caret units and received a commitment for the sale of 28,571 Caret units for an aggregate $24.0 million. Those 137,142 Caret units equal 1.37% of the authorized Caret units in Caret Ventures LLC, implying a total Caret unit valuation of $1.75 billion. As part of the sale, we are obligated to seek to provide a public market listing for the Caret units, or securities into which they may be exchanged, within two years of the sale. If we are unable to provide public market liquidity within the two years at a valuation not less than the purchase price for such units, reduced by an amount equal to the amount of subsequent cash distributions made on account of such units, then the investors have the right to cause us to redeem such Caret units at their original purchase price as so adjusted. Additionally, we announced on August 11, 2022 that MSD Partners, L.P. subscribed to purchase 100,000 Caret units from SAFE for an aggregate purchase price of $20.0 million, conditioned on, among other things, the closing of the merger and spin-off and the implementation of certain changes to the Caret program. In November 2022, certain third-party investors subscribed to purchase an aggregate of 22,500 Caret units at the same price and on the same terms and conditions.

21 Glossary Aggregate Cost Basis Represents Cost Basis plus unfunded commitments. For unfunded commitments, it represents the aggregate future amount to be paid under the commitments. Aggregate Gross Book Value Represents the Current Portfolio plus unfunded commitments. For unfunded commitments, it represents the aggregate future amount to be paid under the commitments. Annualized Cash Yield Calculated as the annualized base Cash Rent plus Percentage Rent divided by Cost Basis. Annualized Yield Calculated as the annualized base Net Rent plus Percentage Rent divided by GBV. Cash Interest Rate The current cash interest rate of debt. Cash Rent Represents base ground lease income recognized excluding straight-line rent, amortization of lease intangibles, and non-cash income from sales-type leases. Combined Property Value (CPV) The current combined value of the land, buildings and improvements relating to a commercial property, as if there was no ground lease on the land at the property. CPV is generally based on independent appraisals; however, the Company will use actual sales prices/management estimates for recently acquired and originated ground leases for which appraisals are not yet available. For construction projects, CPV represents the total cost associated with the acquisition, development, and construction of the project. Cost Basis Represents the historical purchase price of an asset, including capitalized acquisition costs. Current Portfolio Represents the portfolio of assets owned at the date indicated, measured using Gross Book Value. Does not include unfunded commitments. Effective Interest Rate Represents the all-in stated interest rate over the term of debt from funding through maturity based on the contractual payments owed excluding the effect of debt premium, discount and deferred financing costs. GAAP Rent Current period revenue from operating and sales-type leases recognized under GAAP. Gross Book Value (GBV) Represents Cost Basis plus accrued interest on sales-type leases. Ground Lease-to-Value (GLTV) Calculated as the Aggregate GBV divided by CPV. Safehold uses this metric to assess risk and our seniority level in a real estate capital structure. Similar to the concept of the LTV metric used in the loan market. Ground Lease Plus Commitment (GL+) Safehold’s commitment or option to purchase ground leases from iStar or a third-party contingent on certain development and timing criteria. Inflation Adjusted Yield Computed similarly to effective yield on a bond, the Inflation Adjusted Yield is calculated using projected cash flows beginning 1/1/2023 for the duration of the lease, with an initial cash outflow and a residual value equal to our cost of the land. The cash flows incorporate contractual fixed escalators and the impact of an assumed inflation scenario on variable rate escalators such as (i) CPI adjustments and CPI lookbacks, (ii) percentage of revenues the building generates and/or (iii) periodic fair market valuations of the land. For CPI adjustments and CPI lookbacks, this metric uses the assumed inflation scenario for the duration of the leases. For ground leases that have other forms of inflation capture including fair market value resets and percentage rent based on building revenue, this metric assumes fair market value and building revenue increase by the assumed inflation scenario annually. Net Rent GAAP Rent less depreciation & amortization. This includes the amortization of a right of use asset recorded as real estate expense (totals $1.0m annualized). Includes our proportionate share of GAAP rent and amortization from our equity method investments. Owned Residual Portfolio Represents the portfolio of properties under which Safehold owns a ground lease and reflects Safehold’s right to the land, property and tenant improvements at the end of the lease. The current value of the Owned Residual Portfolio is typically represented by the Combined Property Value or CPV of our portfolio. Percentage Rent Represents TTM cash percentage rent paid by the property. Property NOI Represents the net operating income (NOI) of the building/Safehold’s ground lease tenant prior to paying ground lease rent. Rent Coverage The ratio of Property NOI as provided by the building owner or estimated Property NOI to the annualized Cash Rent due to Safehold. The Company adjusts Property NOI for material non-recurring items and uses estimates of the stabilized Property NOI if it does not receive current tenant information and for properties under construction or transition, in each case based on leasing activity at the property and available market information, including leasing activity at comparable properties in the relevant market. Safehold™/Safehold™ Ground Lease A ground lease originated and structured by Safehold. Unrealized Capital Appreciation (UCA) Calculated as the difference between CPV and the portfolio’s Aggregate Cost Basis. The Company tracks UCA because we believe it provides relevant information with regard to the three key investment characteristics of our ground leases: (1) the safety of our position in a tenant’s capital structure; (2) the quality of the long-term cash flows generated by our portfolio rent that increases over time; and (3) increases and decreases in CPV of the portfolio that will ultimately revert to us. Appendix